U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 17, 2006
                        (Date of earliest event reported)

                           ALBANY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

       Delaware                       0-16214               14-0462060
(State or other jurisdiction        (Commission           (IRS employer
    of incorporation)               file number)        identification no.)

                      1373 Broadway, Albany, New York 12204
                                 (518) 445-2200
 (Address and telephone number of the registrant's principal executive offices)


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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

On November 17, 2006, Albany International Corp. ("the Registrant"), and certain subsidiaries, executed the First Amendment (the "First Amendment Agreement") with The Prudential Insurance Company of America, and other affiliated purchasers, amending the Note Agreement and Guaranty, dated as of October 25, 2005 (the "Note Agreement"). The First Amendment Agreement amends certain restrictive covenants and defined terms in order to more closely align them to comparable provisions in the Registrant's Five-Year Revolving Credit Agreement, entered into earlier this year, with JPMorgan Chase Bank, N.A., and other lenders.

A copy of this amendment is furnished as an Exhibit to this report. A copy of the Note Agreement was previously filed as an exhibit to the Company's Current Report on Form 8-K filed October 26, 2005.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALBANY INTERNATIONAL CORP.

                                            By: /s/ Christopher J. Connally
                                                --------------------------------
                                            Name: Christopher J. Connally
                                            Title: Corporate Treasurer

Date: November 17, 2006

                                Index to Exhibits

Exhibit No.       Description
-----------       -----------

10(k)(iv)         First Amendment, dated as of November 13, 2006, to Note
                  Agreement and Guaranty